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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  APRIL 17, 1998


                         TARGETED GENETICS CORPORATION
              (Exact name of registrant as specified in charter)

        WASHINGTON                 0-23930                   91-1549568
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)


                           1100 OLIVE WAY, SUITE 100
                          SEATTLE, WASHINGTON  98101
              (Address of principal executive offices) (Zip Code)

                                (206) 623-7612
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 17, 1998, Targeted Genetics Corporation (the "Company") sold and issued 8,666,667 shares of common stock (the "Common Stock") to four institutional investors. The Common Stock was issued and sold pursuant to the provisions of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate offering price of the Common Stock was $13,000,000, based on a per share price of $1.50. In addition, for every two shares of Common Stock purchased, each investor received one five-year warrant to purchase one share of Common Stock for $2.00 (together with the Common Stock, the "Shares"). Pursuant to an Investor Rights Agreement between the Company and the investors, the Company is required by May 1, 1998, to file a registration statement on Form S-3 for the public resale of the Shares. The Investor Rights Agreement is attached hereto as Exhibit 4.1 and the form of Common Stock Purchase Warrant is attached hereto as Exhibit 4.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     EXHIBIT NO.   DESCRIPTION
     -----------   ----------------------------------------------------------
        4.1        Investor Rights Agreement dated as of April 17, 1998 among
                   Targeted Genetics Corporation and the investors.

        4.2 Form of Common Stock Purchase Warrant between Targeted Genetics Corporation and each of the investors.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          TARGETED GENETICS CORPORATION


                                           By:       /s/ James A. Johnson
                                               ---------------------------------
                                               James A. Johnson
                                               Chief Financial Officer
                                               (Authorized Officer and Principal
                                               Financial Officer)

Dated:  April 27, 1998

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                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   ---------------------------------------------------------------
   4.1        Investor Rights Agreement dated as of April 17, 1998 among
              Targeted Genetics Corporation and the investors.

   4.2 Form of Common Stock Purchase Warrant between Targeted Genetics Corporation and each of the investors.

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